                    SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 29, 2000
                                                            -----------------

                                 POWER-ONE, INC.
 -------------------------------------------------------------------------------
                   (Exact name of registrant as specified in its charter)

        DELAWARE                     0-29454                     77-0420182
 -------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)      File number)            Identification No.)

       740 CALLE PLANO, CAMARILLO, CA                                 93012
 -------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-8741
                                                           --------------

                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Item 2 - Acquisition or Disposition of Assets

    Effective February 29, 2000, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 11, 2000, among Power-One, Inc., a Delaware corporation (the "Company"), Power-One Acquisition Corp., a California corporation and wholly owned subsidiary of the Company ("Acquisition Corp."), and HC Power, Inc., a California corporation ("HCP"), Acquisition Corp. was merged with and into HCP, with HCP being the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, the former shareholders of HCP received a total of 2,121,207 shares of the Company's common stock for all shares of common stock of HCP outstanding on the effective date of the Merger, of which 212,117 shares were placed in an escrow to fund possible indemnification claims under the Merger Agreement. The Merger is being accounted for as a pooling of interests.

    The purchase price was negotiated at arms-length with HCP, which had no prior relationship with the Company. The Company was advised by an independent investment banking firm.

    HCP is based in Irvine, CA and is a leading supplier of power systems for telecommunications and Internet service providers and OEM equipment manufacturers. HCP's major service providers include Williams Communications, CEA Telecom, Qwest, and Nextel, and its key OEMs include Motorola and Nortel Networks. HCP has experienced robust growth and is shipping at an annualized rate of approximately $45 million based on its fourth quarter 1999 shipments.

Item 7 - Financial Statements and Exhibits

(c) Exhibits

    The exhibits listed below are filed as a part of this report.

       Exhibit No.        Description
       -----------        -----------
    2.1                   Agreement and Plan of Merger dated as of February 11,
                          2000, by and among Power-One, Inc., Power-One
                          Acquisition Corp., and HC Power, Inc.
    99                    Press release, dated March 1, 2000, announcing the
                          execution of the Merger Agreement.


The Registrant undertakes to furnish supplementally to the Commission, upon request, a copy of any Exhibit or Schedule to the Merger Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 13, 2000                      Power-One, Inc.

                                            By:  /s/    STEVEN J. GOLDMAN
                                                 ------------------------------
                                                 Steven J. Goldman
                                                 Chairman of the Board
                                                 and Chief Executive Officer


                                            By:  /s/    EDDIE K. SCHNOPP
                                                 -------------------------------
                                                 Eddie K. Schnopp
                                                 Sr. Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Secretary